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                                                                  EXHIBIT 10.46



                       FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of October 23, 1998, is entered into by and among:

          (1)  SILICON VALLEY GROUP, INC., a Delaware corporation ("Borrower");

          (2) Each of the financial institutions listed in Schedule I to the Credit Agreement referred to in Recital A below (collectively, the "Lenders"); and

          (3) ABN AMRO BANK N.V., acting through its San Francisco International Branch, as agent for Lenders (in such capacity, "Agent").


                                    RECITALS

     A. Borrower, the Lenders and Agent are parties to a Credit Agreement dated as of June 30, 1998 (the "Credit Agreement").

     B. Borrower has requested the Lenders and Agent to amend the Credit Agreement in certain respects.

     C. The Lenders and Agent are willing so to amend the Credit Agreement upon the terms and subject to the conditions set forth below.


                                    AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Lenders and Agent hereby agree as follows:

     1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

     2. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in Paragraph 4 below, the Credit Agreement is hereby amended as follows:

          (a) Subparagraph 5.03(b) is hereby amended to read in its entirety as follows:

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               (b)  Fixed Charge Coverage Ratio. Borrower shall not permit its
          Fixed Charge Coverage Ratio for any period set forth below to be less than the ratio set forth opposite such period below:

                    The quarter ending on
                         July 2, 1999                  2.00;

                   The consecutive two-quarter
                         period beginning on April
                         3, 1999 and ending on
                         October 1, 1999               2.50;

                   The consecutive three-quarter
                         period beginning on April
                         3, 1999 and ending on
                     December 31, 1999, and
                         each consecutive four-
                         quarter period ending
                         on the last day of each
                         quarter thereafter            3.50.

          (b) Subparagraph 5.03(d) is hereby amended to read in its entirety as follows:

                    (d) Tangible Net Worth. Borrower shall not permit its Tangible Net Worth on the last day of any fiscal quarter (such date to be referred to in this Subparagraph 5.03(d) as a "determination date") which occurs on or after October 2, 1998 (such date to be referred to in this Subparagraph 5.03(d) as the "base date") to be less than the sum on such determination date of the following:

                         (i) Five Hundred Twenty Eight Million Seven Hundred
                    Seventy Seven Thousand Dollars ($528,777,000);

                                      plus

                         (ii) Eighty percent (80%) of the sum of Borrower's
                    consolidated quarterly net income (ignoring any quarterly losses) for each fiscal quarter after the base date through and including the fiscal quarter ending on the determination date;

                                      plus

                         (iii) Seventy-five percent (75%) of the Net Proceeds of
                    all Equity Securities issued by Borrower and its Subsidiaries (to Persons other than Borrower or its Subsidiaries) during the period commencing on the base date and ending on the determination

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                    date;

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                                      plus

                         (iv) Seventy-five percent (75%) of the principal amount
                    of all debt securities of Borrower and its Subsidiaries converted into Equity Securities of Borrower and its Subsidiaries during the period commencing on the base date and ending on the determination date.

                                      minus

                         (v) The lesser of (A) the aggregate amount paid by Borrower (including reasonable expenses incurred in connection therewith) to repurchase up to one million shares of its common stock during the period commencing on the base date and ending on the determination date and (B) $10,000,000.

          (c) Subparagraph 5.03(e) is hereby amended to read in its entirety as follows:

               (e)  Profitability.

                    (i) For the quarter ending October 2, 1998, Borrower shall not permit its Adjusted Net Income to be a loss exceeding $30,000,000.

                    (ii) During the period October 3, 1998 - April 2, 1999,
               Borrower shall not permit (A) its Adjusted Net Income for any quarter to be a loss exceeding $15,000,000 or (B) the sum of all such quarterly losses (excluding any quarterly profits) to exceed $25,000,000.

                    (iii) During the period April 3, 1999 - December 31, 1999,
               Borrower shall not permit the sum of all quarterly losses based upon its Adjusted Net Income (excluding any quarterly profits) to exceed $5,000,000.

                    (iv) Thereafter, Borrower shall not permit (A) its Adjusted
               Net Income for any quarter to be a loss exceeding $10,000,000,
               (B) its Adjusted Net Income to be a loss in more than two quarters in any consecutive four-quarter period (commencing with the consecutive four-quarter period ending on March 31, 2000) or
               (C) its Adjusted Net Income for any consecutive four-quarter period (commencing with the consecutive four-quarter period ending on March 31, 2000) to be a loss.

     3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Agent and the Lenders that the following are true and correct on the date of this Amendment and

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that, after giving effect to the amendments set forth in Paragraph 2 above, the following will be true and correct on the Effective Date (as defined below):

          (a) The representations and warranties of Borrower and its Subsidiaries set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects;

          (b)  No Default has occurred and is continuing; and

          (c)  Each of the Credit Documents is in full force and effect.

(Without limiting the scope of the term "Credit Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this Paragraph 3 that, on and after the date hereof, such term includes this Amendment.)

     4. EFFECTIVE DATE. The amendments effected by Paragraph 2 above shall become effective on October 23, 1998 (the "Effective Date"), subject to receipt by Agent and the Lenders on or prior to the Effective Date of the following, each in form and substance satisfactory to Agent, the Lenders and their respective counsel:

          (a) This Amendment duly executed by Borrower, the Required Lenders and Agent;

          (b) A Certificate of the Secretary of Borrower, dated the Effective Date, certifying that the Restated Certificate of Incorporation and Bylaws of Borrower, in the form delivered to Agent on the Closing Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date;

          (c) A nonrefundable amendment fee equal to 0.075% of each Lender's Commitment to be paid to each Lender that executes this Amendment on or before October 23, 1998; and

          (d) Such other evidence as Agent or any Lender may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.

     5. EFFECT OF THIS AMENDMENT. On and after the Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

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     6.   MISCELLANEOUS.

          (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

          (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

          (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

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IN WITNESS WHEREOF, Borrower, Agent and the Lenders have caused this Amendment to be executed as of the day and year first above written.

BORROWER:                      SILICON VALLEY GROUP, INC.

                               By: /s/ Russell G. Weinstock
                                  -----------------------------------------
                               Name:  Russell G. Weinstock
                                    ---------------------------------------
                               Title  Vice President of Finance and CFO
                                     --------------------------------------

AGENT:                         ABN AMRO BANK, N.V.

                               By: /s/ Robin S. Yim
                                  -----------------------------------------
                               Name:  Robin S. Yim
                                    ---------------------------------------
                               Title: Group Vice President
                                     --------------------------------------

                               By: /s/ Richard R. DaCosta
                                  -----------------------------------------
                               Name:  Richard R. DaCosta
                                    ---------------------------------------
                               Title: Vice President
                                     --------------------------------------


LENDERS:                       ABN AMRO BANK, N.V.

                               By: /s/ Robin S. Yim
                                  -----------------------------------------
                               Name:  Robin S. Yim
                                    ---------------------------------------
                               Title: Group Vice President
                                     --------------------------------------

                               By: /s/ Richard R. DaCosta
                                  -----------------------------------------
                               Name:  Richard R. DaCosta
                                    ---------------------------------------
                               Title: Vice President
                                     --------------------------------------


                               COMERICA BANK-CALIFORNIA

                               By: /s/ Alan Jepsen
                                  -----------------------------------------
                               Name:  Alan Jepsen
                                    ---------------------------------------
                               Title: Vice President and Assistant Manager
                                     --------------------------------------

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                               FLEET NATIONAL BANK

                               By: /s/ Mathew M. Glauninger
                                  -----------------------------------------
                               Name:  Mathew M. Glauninger
                                    ---------------------------------------
                               Title: Vice President
                                     --------------------------------------


                               KEYBANK NATIONAL ASSOCIATION

                               By: /s/ Mary K. Young
                                  -----------------------------------------
                               Name:  Mary K. Young
                                    ---------------------------------------
                               Title: Assistant Vice President
                                     --------------------------------------


                               WELLS FARGO BANK, N.A.

                               By: /s/ Karen Barone
                                  -----------------------------------------
                               Name:  Karen Barone
                                    ---------------------------------------
                               Title: Vice President
                                     --------------------------------------

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